UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 14, 2005

Alamo Group Inc.
(Exact name of registrant as specified in its charter)

State of Delaware	0-21220	74-1621248
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

1502 E. Walnut Seguin, Texas 78155
(Address of Principal executive offices)

Registrant's telephone number, including area code:  (830) 379-1480

Item 7.01    Regulation FD Disclosure

On February 14, 2005, Alamo Group Inc. issued a press release announcing, the acquisition of Spearhead Machinery Limited.   A copy of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K. The foregoing description is qualified by reference to such exhibit.

The information furnished in this report, including the exhibit, shall not be deemed to be incorporated by reference into any of Alamo Group filings with the SEC under the Securities Act of 1933, except as shall be expressly set forth by specific reference in any such filing, and shall not be deemed to be "filed" with the SEC under the Securities Exchange Act of 1934.

Item 9.01    Financial Statements and Exhibits

Exhibit 99.1 - Press Release dated February 14, 2005.

SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 15, 2005	By: /s/ Robert H. George
Robert H. George,
Vice President-Administration

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release